SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 26, 2006 (January 19, 2006)

PRIVATE BUSINESS, INC.
(Exact name of registrant as specified in its charter)

Tennessee	000-25959	62-1453841

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9020 Overlook Boulevard, Third Floor, Brentwood, Tennessee 37027

(Address of principal executive offices)

615-221-8400

(Registrant’s telephone number, including area code)

Not Applicable

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

Bank of America Loan

On January 23, 2006, Private Business, Inc., the registrant (“PBiz”) amended and restated its credit agreement with Bank of America, N.A. (“Bank of America”), originally dated January 19, 2004 and amended on December 9, 2005.  In the amended and restated credit agreement (the “Amended and Restated Credit Agreement”) a copy of which is attached hereto as Exhibit 10.1 and incorporated into this Item 1.01 by reference, Bank of America agreed to provide to PBiz a $2,000,000 revolving credit facility (the “Revolver”), a $10,000,000 term loan facility (the “Term A Loan”) and a $6,000,000 term loan facility (the “Term B Loan” and, together with the Revolver and the Term A Loan, the “Bank of America Loan”).

PBiz will pay interest on amounts borrowed under the Revolver beginning on March 31, 2006, and quarterly thereafter.  The maturity date of the Revolver is the date that is two years from the date that the parties entered into the Amended and Restated Credit Agreement.

PBiz will pay interest and principal on the Term A Loan beginning on March 31, 2006, and quarterly thereafter in accordance with the amortization schedule in the Amended and Restated Credit Agreement.  The maturity date of the Term A Loan is the date that is two years from the date that the parties entered into the Amended and Restated Credit Agreement.

PBiz will pay interest on the Term B Loan beginning on March 31, 2006, and quarterly thereafter.  The maturity date of the Term B Loan is the date that is up to 180 days from the date that the parties entered into the Amended and Restated Credit Agreement.

The interest rate on each of the loans will be either (i) LIBOR plus 3% or (ii) Bank of America’s prime rate, as elected by PBiz.  PBiz is permitted, at its option, to prepay all or part of the outstanding principal amount of the Bank of America Loan.

The obligations of PBiz under the Bank of America Loan are secured by (i) a pledge of 100% of the ownership interests in all of PBiz’s direct and indirect subsidiaries, and (ii) a security interest in substantially all of the tangible and intangible assets of PBiz and its direct and indirect subsidiaries.  In addition, the obligations of PBiz under the Bank of America Loan are guaranteed by all of the direct and indirect subsidiaries of PBiz.  The obligations of PBiz under the Term B Loan are further guaranteed by The Lightyear Fund, L.P.  PBiz, The Lightyear Fund, L.P. and Lightyear PBI Holdings, LLC (“Lightyear PBI Holdings,” an affiliate of The Lightyear Fund, L.P., whose shares of PBiz Series A preferred stock give it the right to vote approximately 52% of the votes entitled to be voted by the holders of PBiz capital stock) entered into a side letter regarding the guaranty of The Lightyear Fund, L.P. (the “Guaranty Side Letter”), a copy of which is attached hereto as Exhibit 10.2 and incorporated into this Item 1.01 by reference.  In the event The Lightyear Fund, L.P. is required to pay amounts to Bank of America due to its guaranty of the Term B Loan, the Guaranty Side Letter provides that PBiz would issue additional equity to Lightyear PBI Holdings.

The Bank of America Loan provides for customary events of default with corresponding grace periods, including (i) failure to pay any principal or interest when due, (ii) failure to comply with covenants, (iii) any material representations or warranty made by PBiz proving to be incorrect in any material respect, (iv) defaults relating to or acceleration of other material indebtedness of PBiz or its subsidiaries, (v) certain insolvency or receivership events affecting PBiz or any of its subsidiaries, (vi) a change in control of PBiz, (vii) PBiz or its subsidiaries becoming subject to certain material judgments, claims or liabilities, (viii) the occurrence of a material adverse event, (ix) failure of The Lightyear Fund, L.P. to perform certain terms or covenants under the guaranty of The Lightyear Fund, L.P., and (x) any event which causes any loan document to become invalid or contested.

This description does not purport to be complete and is qualified in its entirety by reference to the complete text of the Amended and Restated Credit Agreement and the Guaranty Side Letter.

Conversion of Lightyear Note and Amendment of Related Warrants

As a condition to entering into the Amended and Restated Credit Agreement, Bank of America required PBiz to convert the $10 million aggregate principal amount Senior Subordinated Note due December 9, 2010 from PBiz to Lightyear PBI Holdings (the “Note”) to equity.  To accomplish this conversion, on January 23, 2006 PBiz entered into an exchange agreement with Lightyear PBI Holdings whereby the parties exchanged the Note for 10,000 shares of PBiz non-voting Series C preferred stock, no par value (“Series C Preferred Stock”), at an original issue price of $1,000 per share (the “Exchange Agreement”), a copy of which is attached hereto as Exhibit 10.3 and incorporated into this Item 1.01 by reference.

On January 23, 2006, as required by the Exchange Agreement PBiz filed Designations of Preferences, Limitations, and Relative Rights of Series C Preferred Stock with the Tennessee Secretary of State, a copy of which is attached hereto as Exhibit 3.1 and incorporated into this Item 1.01 by reference.  A total of 14,650 shares were designated as Series C Preferred Stock.  The Series C Preferred Stock has no conversion or voting rights.  The Series C Preferred Stock is entitled to receive a dividend of 10% per annum until June 8, 2007, at which time the dividend increases to 12% per annum.  If so determined by the disinterested directors of PBiz, the holders of the Series C Preferred Stock agreed to accept additional shares of PBiz’s Series C Preferred Stock in lieu of the scheduled quarterly cash dividend payments declared under PBiz’s Series C Preferred Stock on each of April 1, 2006, July 1, 2006, October 1, 2006, and January 1, 2007, April 1, 2007, July 1, 2007, October 1, 2007, and January 1, 2008.  In the event PBiz elects to pay such dividend through shares of Series C Preferred Stock, then (a) with respect to any payment in kind for the dividend payments due on April 1, 2006 or July 1, 2006 the quarterly dividend payment will be calculated assuming that the annual dividend rate on the Series C Preferred Stock was 12%, and (b) with respect to any payment in kind for the dividend payments due on October 1, 2006, January 1, 2007, April 1, 2007, July 1, 2007, October 1, 2007, or January 1, 2008 the quarterly dividend payment will be calculated assuming that the annual dividend rate on the Series C Preferred Stock was 14%.  The Series C Preferred Stock also has a liquidation preference equal to the original issue price, plus any accrued and unpaid dividends.  The Series C Preferred Stock is redeemable by PBiz, upon 5 days’ prior written notice, for the original issue price of $10 million, plus any accrued and unpaid dividends.  PBiz is required to redeem the Series C Preferred Stock in full no later than December 9, 2010.  With respect to dividends and the liquidation preference, the Series C Preferred Stock ranks senior to all classes of PBiz common stock, and pari passu with the PBiz Series A Preferred Stock and Series B Preferred Stock.

Also pursuant to the Exchange Agreement, Lightyear PBI Holdings agreed, if so determined by the disinterested directors of PBiz, to accept additional shares of PBiz’s series A preferred stock, no par value (“Series A Preferred Stock”) and warrants to purchase shares of PBiz common stock at an exercise price of $1.32 per share in lieu of the scheduled quarterly cash dividend payments declared under PBiz’s Series A Preferred Stock on each of April 1, 2006, July 1, 2006, October 1, 2006, and January 1, 2007.  Because the Amended and Restated Credit Agreement prohibits PBiz from making cash dividend payments over the next two years without the prior approval of Bank of America, PBiz anticipates that its disinterested directors will elect to pay the dividends on the Series A Preferred Stock and the Series C Preferred Stock in kind in lieu of cash.

In connection with the Exchange Agreement, on January 23, 2006 PBiz amended and restated its existing warrant agreement and issued amended and restated warrant certificates to Lightyear PBI Holdings in order to reflect the exchange of the Note into Series C Preferred Stock and the potential issuance of Series A Preferred Stock and warrants in lieu of cash dividend payments under PBiz’s Series A Preferred Stock.  Copies of the amended and restated warrant agreement and the amended and restated warrant certificates are attached hereto as Exhibits 10.4, 10.5 and 10.6, respectively, and are incorporated into this Item 1.01 by reference.

This description of the terms of the Exchange Agreement, the amended and restated warrant agreement, and the amended and restated warrant certificates does not purport to be complete and is qualified in its entirety by reference to the complete text of these documents.

Item 2.01.  Completion of Acquisition or Disposition of Assets.

On January 23, 2006, PBiz entered into the Bank of America Loan as described in Item 1.01 in the text under the heading “Bank of America Loan,” which text is incorporated into this Item 2.01 by reference.

Item 2.03.  Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On January 23, 2006, PBiz entered into the Bank of America Loan as described in Item 1.01 in the text under the heading “Bank of America Loan,” which text is incorporated into this Item 2.03 by reference.

Item 3.02.  Unregistered Sales of Equity Securities.

Sale of Shares of Series C Preferred Stock in Connection with the Exchange of the Note

PBiz incorporates the text of Item 1.01 into this Item 3.02.  On January 23, 2006, pursuant to the Exchange Agreement, PBiz exchanged the Note for 10,000 shares of Series C Preferred Stock at an original issue price of $1,000 per share.  These shares were issued without registration under the Securities Act of 1933, as amended (the “Securities Act”), in reliance on the private offering exemption provided by Section 4(2) thereof.  In relying on the exemption from registration provided by Section 4(2), PBiz relied on representations from Lightyear PBI Holdings that it was an accredited investor as defined under Rule 501(a) of Regulation D under the Securities Act; that it was acquiring the securities for investment purposes and not with a view to distribution or resale; and that the securities would bear a legend restricting their further transfer or sale until they have been registered under the Securities Act or an exemption from registration thereunder is available.

Sale of Shares of Common Stock in Connection with the Acquisition of Assets of P.T.C. Banking Systems, Inc.

On January 17, 2005, PBiz acquired the assets of P.T.C. Banking Systems, Inc. (“PTC”), a leading developer of teller automation products, servicing approximately 80 financial institutions throughout the United States from its headquarters in Bradenton, Florida.  As part of the consideration for the purchase of the P.T.C. assets, PBiz issued a total of 42,427 shares of its common stock at a price of $1.17 per share to Mr. Kjell Purnell (as the assignee of P.T.C. Banking Systems, Inc., the seller of the assets) in accordance with the asset purchase agreement.

The shares will be issued without registration under the Securities Act, in reliance on the private offering exemption provided by Section 4(2) thereof.  In relying on the exemption from registration provided by Section 4(2), PBiz relied on representations from Mr. Purnell that, among other things, he was an accredited investor as defined under Rule 501(a) of Regulation D under the Securities Act; that he was acquiring the securities for his own account and not for distribution or resale to others; and that the securities would bear a legend stating that their issuance has not been registered under the Securities Act or any state securities laws and referring to the applicable restrictions on transferability and sale.

Agreement for the Sale of Shares of Common Stock in Connection with the Stock Purchase Agreement with the Stockholders of Goldleaf Technologies, Inc.

On January 23, 2006, PBiz entered into a Stock Purchase Agreement (the “Stock Purchase Agreement”), with the stockholders of Goldleaf Technologies, Inc. (“Goldleaf”) for total cash consideration of $16.8 million and PBiz common stock valued at approximately $350,000.  Brentwood, Tennessee – based Goldleaf is a market leader in web-based ACH and remote deposit solutions serving over 2,500 financial institutions in the United States and Latin America.  PBiz will not issue the shares until the closing of the transaction contemplated in the Stock Purchase Agreement; the closing is scheduled for January 31, 2006.

Under the Stock Purchase Agreement, PBiz agreed to issue shares of its common stock as follows: (a) 118,495 shares of PBiz common stock valued at $1.30 per share ($154,043 in total) to an IRA for Paul McCulloch, Goldleaf’s CEO and President, and (b) 153,847 shares of PBiz common stock valued at $1.30 per share ($200,000 in total) to Carl Brasser, Goldleaf’s Chairman.

The shares will be issued without registration under the Securities Act, in reliance on the private offering exemption provided by Section 4(2) thereof.  In relying on the exemption from registration provided by Section 4(2), PBiz relied on representations from each of Mr. McCulloch and Mr. Brasser that, among other things, he was an accredited investor as defined under Rule 501(a) of Regulation D under the Securities Act; that he was acquiring the securities for his own account and not for distribution or resale to others; and that the securities would bear a legend to the effect that the shares had not been registered under the Securities Act or any state securities laws and referring to the applicable restrictions on transferability and sale.

Item 3.03.  Material Modification to Rights of Security Holders.

On January 24, 2006, PBiz filed Amended and Restated Designations of Preferences, Limitations, and Relative Rights of Series A Preferred Stock with the Tennessee Secretary of State, a copy of which is attached hereto as Exhibit 3.2 and incorporated into this Item 3.03 by reference.  This document amended the original Designations of Preferences, Limitations, and Relative Rights of Series A Preferred Stock by (i) increasing the designated shares of Series A Preferred Stock to 25,000, and (ii) allowing PBiz to satisfy the quarterly cash dividend payments declared under PBiz’s Series A Preferred Stock on any of April 1, 2006, July 1, 2006, October 1, 2006, and January 1, 2007 by granting to the holders of the Series A Preferred Stock additional shares of Series A Preferred Stock and warrants to purchase shares of PBiz common stock at an exercise price of $1.32 per share if so determined by the disinterested directors of PBiz.

This description of the terms of the Amended and Restated Designations of Preferences, Limitations, and Relative Rights of Series A Preferred Stock does not purport to be complete and is qualified in its entirety by reference to the complete text of these documents.

Item 5.03.  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On January 23, 2006, PBiz amended its Charter by adopting the Designations of Preferences, Limitations, and Relative Rights of Series C Preferred Stock and Amended and Restated Designations of Preferences, Limitations, and Relative Rights of Series A Preferred Stock as described in Items 1.01 and 3.03 above, the texts of which are incorporated into this Item 5.03 by reference.

Item 8.01.  Other Events.

On January 19, 2006, PBiz issued a press release announcing that it had completed the acquisition of PTC Banking Systems, Inc.  The press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated by reference in this Item 8.01.

On January 24, 2006, PBiz issued a press release announcing that it had completed the Bank of America Loan and the Lightyear transactions as described in Item 1.01 above.  The press release is attached to this Current Report on Form 8-K as Exhibit 99.2 and is incorporated by reference in this Item 8.01.

Item 9.01.  Financial Statements and Exhibits.

(d)	Exhibits

	Number	Exhibit

	3.1	Designations of Preferences, Limitations, and Relative Rights of Series C Preferred Stock

	3.2	Amended and Restated Designations of Preferences, Limitations, and Relative Rights of Series A Preferred Stock

	4.1	Designations of Preferences, Limitations, and Relative Rights of Series C Preferred Stock (incorporated by reference to Exhibit 3.1 of this Current Report on Form 8-K)

	4.2	Amended and Restated Designations of Preferences, Limitations, and Relative Rights of Series A Preferred Stock (incorporated by reference to Exhibit 3.2 of this Current Report on Form 8-K)

	10.1	Amended and Restated Credit Agreement dated January 23, 2006 between Private Business, Inc., the guarantors thereto, and Bank of America, N.A.

	10.2	Guaranty Side Letter dated January 23, 2006 between Private Business, Inc., The Lightyear Fund, L.P. and Lightyear PBI Holdings, LLC.

	10.3	Exchange Agreement dated January 23, 2006 between Private Business, Inc. and Lightyear PBI Holdings, LLC.

	10.4	Amended and Restated Warrant Agreement dated January 23, 2006 between Private Business, Inc. and Lightyear PBI Holdings, LLC.

	10.5	Amended and Restated Warrant Certificate dated January 23, 2006 issued by Private Business, Inc. to Lightyear PBI Holdings, LLC.

	10.6	Amended and Restated Warrant Certificate dated January 23, 2006 issued by Private Business, Inc. to Lightyear PBI Holdings, LLC.

	99.1	Press Release dated January 19, 2006.

	99.2	Press Release dated January 24, 2006.

SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PRIVATE BUSINESS, INC.

By:	/s/ Michael Berman

Name:	Michael Berman
Title:	General Counsel and Secretary

Date: January 26, 2006